UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2013

XIANGTIAN (USA) AIR POWER CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52735	98-0632932
(Commission File Number)	(IRS Employer Identification No.)

c/o Luck Sky International Investment Holdings Limited

Unit 602 Causeway Bay Comm Bldg 1

Sugar Street, Causeway Bay

Hong Kong, People’s Republic of China

(Address of principal executive offices and zip code)

+86 10 859 10 261

(Registrant's telephone number including area code)

Goa Sweet Tours Ltd.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Increase in Authorized Shares.

On August 15, 2013, the registrant (the “Company”), Filed for an increase in Authorized shares of common stock under the laws of the State of Delaware. This increasd the number of common shares from 100,000,000 to 1,000,000,000.

A copy of the Board resolution and the revised articles of incorporation are incorporated herein by reference and filed as Exhibits 2.1 and 3.1, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Board Resolution
3.1	Revised articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XIANGTIAN (USA) AIR POWER CO., LTD.

By:	/s/ Deng Rong Zhou
Name:	Deng Rong Zhou
Title:	Chief Executive Officer

Dated: August 20, 2013

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